 Dresdner RCM Global Strategic Income Fund, Inc.
 Report to Shareholders

REPORT HIGHLIGHTS

- Income stable during the period

- Monthly Dividend maintained at $0.06 per share

- Continued favorable tax treatment for all dividends paid

- Shareholders approve merger with RCM Strategic Global Government Fund to be preceded by tender offer

Dear Shareholders,

        The market environment in the last six months was extremely volatile with mounting evidence of a slowdown in the U.S. economy compounded by the tragic events of September 11th. Through this period, Dresdner RCM Global Strategic Income Fund (the "Fund" or "DSF") demonstrated remarkable stability and delivered to shareholders a total return on net asset value ("NAV") over the past six months of 2.28%. Over the same period, the share price declined modestly from $6.94 to $6.70 while the NAV of the Fund fell to $6.91 from $7.11. The decline in the NAV reflected the weak performance of high yield and emerging market debt relative to high grade debt and an increase in expenses associated with the pending merger/tender offer. For the fiscal year ended, the NAV return of the Fund was 7.96% and the market value return was 10.98%.

        The Federal Reserve continued its aggressive cuts in short-term interest rates by lowering the federal funds rate by a total of 4.0% during the Fund's fiscal year. As would be expected, this provided a favorable backdrop for the Fund's holdings, which generally rise in value as yields decline. A full discussion of the market environment and its impact on the Fund's investments and strategy is available in the portfolio management discussion segment of this report. With general economic weakness expected to persist, no near-term reversal in the favorable environment for bonds is anticipated.

        The Fund maintained its $0.06 per month dividend rate during the fiscal year. The current monthly dividend equates to a yield in excess of 10% on the average share price during the review period. As has been the case since the Fund's restructuring, income was derived from three basic market segments; mortgage securities, U.S. high yield bonds and emerging market debt. Additionally, the Fund employs leverage or borrowings to further enhance income generation. Each of the sectors referred to above contributed importantly to overall income generation during the period with about 15.7% from U.S. high grade debt (primarily mortgage securities), 24.50% from U.S. high yield bonds and 51.40% from emerging market bonds. The remaining 8.4% of income was attributable to hedge strategies and short-term investments. Overall, the Fund maintained an average quality rating of at least BBB- for the period.

        As has been previously reported, the dividends paid to shareholders during the current fiscal year will, for the most part, be characterized as return of capital. This is because the Fund was able to make use of currency losses related to the sale of Australian bond holdings in the final phase of the Fund's portfolio restructuring. When this final phase was completed in early November of 2000 the Fund was able to finalize the estimate on the tax characteristic of dividends paid in the current fiscal year. We are pleased to report that substantially all the dividends paid in this fiscal year will qualify as return of capital.

        In March, the Board approved a two-phase strategy in response to shareholders' expressed interest to achieve the NAV of their Fund shares. This strategy, calling for a tender offer followed by a merger with RCM Strategic Global Government Fund ("RCS"), was submitted to shareholders for a vote and was recently approved by you and the shareholders of RCS. Accordingly, the Fund will commence a tender offer for up to 50% of the DSF fund's shares to be redeemed at 99.5% of NAV. Fund shares outstanding following the tender offer will be exchanged for shares in RCS in a

 Dresdner RCM Global Strategic Income Fund, Inc.
 Report to Shareholders

tax-free merger. If more than 75% of the Fund's shares are tendered, or the discount at which RCS shares are trading during the five trading days immediately preceding and including the expiration date of the tender offer is more than 15 percentage points greater than that for the Fund, the merger plan will be abandoned and the Fund will instead be liquidated and the proceeds distributed to shareholders. The full details of this transaction were described in materials accompanying the request for shareholder approval.

        As a member of the Board and the Fund's President, this is in all likelihood the last such letter I will have the opportunity to write. Shareholders, having approved the merger, may anticipate that the Fund will be either merged or liquidated within 90 days. As DSF Fund President, I wish to thank each and every Board member for their time and care expended during these deliberations. As a Fund shareholder, I want to express my thanks for a job well done in the best interests of all shareholders.

        Finally, on behalf of the entire Board, we thank you, the shareholders, for your patience, interest and support over the past two years. As always, your questions can be directed to me at 415-954-5358.

Sincerely,

/s/ Luke D. Knecht

Luke D. Knecht, C.F.A.
President

November 16, 2001

 Dresdner RCM Global Strategic Income Fund, Inc.
 Portfolio Management Discussion -- Annual Period Ended October 31, 2001

OVERVIEW

        Bonds outpaced stocks by a large margin during the annual period ending October 31, 2001, with the S&P 500 Index down -24.90% during the period, while the Merrill Lynch Domestic Master Index advanced 14.59%. The US-led global economic slowdown hit equities hard, and also caused riskier asset classes such as emerging market debt and high yield to underperform the broad US bond market. Accordingly, the Fund returned 10.98% on a price basis and rose 7.96% on a NAV basis during the period. The discount to NAV declined from 5.54% to 3.04% during the period. The Fund also maintained its $0.06 monthly dividend, substantially all of which is expected to be characterized as return of capital, thereby allowing shareholders to enjoy tax-free dividend status. The Fund has also maintained an investment-grade credit quality as well as an overall intermediate duration profile throughout the period.

MARKET REVIEW

        As Dresdner RCM ("DRCM") reported in the semi-annual report, bonds' strong performance versus equities stemmed from a number of factors: 1) the contracting US economic environment, 2) extreme equity market weakness amid the economic slowdown and 3) ailing global economies contributing to the current US environment, all of which played a role in investors' shifting money from equities to fixed income. The terrorist attacks of September 11th only exacerbated this already-weak situation.

        Starting in 2000 and continuing to the present, clear signs of a pronounced economic downturn have emerged. The manufacturing sector was the first to show signs of wear, as measured by the National Association of Purchasing Managers' Index (NAPM), which dipped below 50 in September 2000 and has not yet been able to climb back above this contractionary level (levels below 50 indicate economic contraction). The latest data shows the NAPM at 39.8, the lowest point since January 1991. Gross Domestic Product (GDP) slowed to 1.9% in the 4th quarter 2000 (versus 8.3% during the previous 4th quarter), and continued to decline throughout the period, resting at -0.4% as reported for the 3rd quarter 2001. Consumer confidence has plummeted since reaching an all-time high at the beginning of 2000, falling over 30% since that time, as fear of a recession has gripped consumers, prompting them to halt spending and increase savings. The labor market displayed similar erosion with the unemployment rate jumping from a 30-year low of 3.9% in October 2000 to 5.4% as most recently reported. Weekly initial jobless claims hover around the 450,000 level (exceeding 500,000 in the weeks immediately following September 11th), led by cutbacks in the airline industry and companies from other industries impacted by the tragedy. Profit expectations/results increasingly disappointed the market and stocks fell accordingly. Investors fled corporate and high yield bonds on concerns that lower profits and cash flow following the terrorist attacks would make it harder for companies to pay back debt. As is often the case in times of crisis, investors flocked to government-backed securities, particularly treasuries, as equity prices plummeted.

        Weakness in the economy and the equity markets in 2000 prompted an abrupt change in Federal Reserve monetary policy from a tightening bias earlier in 2000 to an easing bias by the end of 2000. The Federal Reserve began its easing campaign on January 3rd with a surprise intra-meeting 0.50% reduction in the federal funds rate. Throughout the review period, the Federal Reserve aggressively pursued its mission of providing liquidity as a means of preventing a prolonged economic downturn. Since the beginning of 2001, the Federal Reserve has decreased rates by 4.00% in 9 separate moves (including three intra-meeting cuts, one almost immediately following the September 11th attacks). As of October 31, 2001, the federal funds rate stood at 2.50%, its lowest absolute level since 1962. The Federal Reserve has never set a lower target for the federal funds rate. The Federal Reserve still considers economic weakness the primary concern, as inflation pressures appear to be well contained. The strongest impact of the decline in the federal funds rate was felt in the front part of the yield curve, as longer maturity bonds had to some degree anticipated the Federal Reserve's easing during its late rally last year. For the fiscal year as a whole, bonds fell dramatically across the yield curve (-3.49% on the two-year note to -0.91% on the 30-year bond).

 Dresdner RCM Global Strategic Income Fund, Inc.
 Portfolio Management Discussion -- Annual Period Ended October 31, 2001

        Bonds also benefited from stock market weakness, with bonds and stocks generally moving in opposite directions, as selloffs in the latter prompted investors to anticipate further federal rate cuts.

FUND REVIEW

        The Fund's strategy, as DRCM has reported in past periods, continued to rely primarily on four bond market segments to meet shareholder income objectives during the period: U.S. investment grade bonds, U.S. high yield securities, emerging markets, and developed foreign markets.

        U.S. dollar investments comprised the majority of the Fund's holdings, with a high concentration in mortgage pass-through securities. As mentioned, U.S. bonds generally performed well during the period. However, when mortgage rates decline, prepayment and refinancing activity tends to increase, limiting the upside price potential of mortgages. This phenomena (referred to as negative convexity) caused mortgage passthroughs to slightly underperform the overall bond market on a total return basis. However, the mortgage component of the Fund continued to contribute greatly to the maintenance of high income generation during this period of falling interest rates. This was achieved mainly through mortgage TBA's, which are financed mortgage passthrough transactions with extended settlements. These types of transactions allow DSF to earn the spread between the yield on the underlying mortgage securities and short-term interest rates. DRCM continues to believe that the fundamentals of the mortgage market are solid, and intends to continue to use mortgages as a significant part of the Fund's strategy for the foreseeable future.

        The second strategy in the Fund, U.S. high yield securities, had a difficult period, as investors became increasingly worried about credit quality in an environment of slowing economic growth and, after September 11th, rising geo-political risk. With stock prices falling, investors worried about corporate profit visibility, especially among high-yield issuers, as lower rated companies could suffer from limited ability to generate sales, turn profits, gain access to new capital and make dividend and interest payments amid the worsening outlook for U.S. industry. Default rates were 5.07% and 4.80% in 2000 and the first half of 2001, versus 3.9% industry average over the last 15 years. High yield suffered another difficult market, with the Merrill Lynch High Yield Master Index registering a meager 0.05% return for the period. However, the high yield portion of DSF fared better than the overall high yield market since portfolio holdings were concentrated in the B and BB rated issuers, which are more protected from credit problems than the lower-quality segments of the high yield market.

        Emerging market debt continues to be the third major component of the Fund's strategy. The Fund was well diversified into 15 countries in both sovereign and corporate bonds. The managers avoided Argentina before the 20 plus points plunge in price in October, hence weathering extremely well the volatility emanating from the problems of Argentina, while at the same time earning an attractive carry for the Fund. The emerging market exposure did not change materially throughout the period with the fiscal year-end allocation at 40% of net assets and income at 51.40% of the Fund. Focusing on countries that are isolated from the problems in Argentina, thus contributing a positive return for the Fund in the reporting period despite the ongoing high volatility in emerging market debt.

        The fourth Fund strategy, developed foreign markets, comprised a very small part of the portfolio during the period. Shortly after the start of the new fiscal year, DRCM sold the three remaining Australian dollar-denominated bonds in the final phase of the portfolio restructuring. These securities had been retained until the start of the new fiscal year both because of positive income attributes and tax-related considerations. After the liquidation of these holdings, the Fund no longer held any developed foreign bonds. This reflected DRCM's belief that these markets would in general underperform U.S. markets during the period which was in fact the case. The timing of the sales on the Australian bonds allowed the Fund to continue characterizing substantially all of its dividends as return of capital.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Portfolio Management Discussion -- Annual Period Ended October 31, 2001

        A brief summary of the Fund's characteristics as of the beginning and end of the reporting period follows.

DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC. PORTFOLIO             OCT-01                OCT-00
Yield (to Maturity)                                                        9.84%                11.60%
Credit Quality                                                          A-                   BBB-
Duration                                                            4.1 years             4.9 years
NAV                                                                       $6.91                 $7.08
Stock Price                                                               $6.70                 $6.69
Share Price Discount                                                      -3.04%                -5.54%

OUTLOOK

        Before the tragedies of September 11th, DRCM believed that an economic recovery would be more elusive than consensus expectations. Post-September 11th, the expectation for slower growth has become increasingly widespread and DRCM believes there is now little hope of avoiding a deeper recession. Confidence indicators are at a more than 8-year low. Consumer spending has dropped appreciably; unemployment has increased to 5.4% and productivity is on the wane. Stocks have suffered their worst quarterly losses since the fourth quarter of 1987. In this environment, DRCM does not believe inflation will be a factor; on the contrary, if anything, deflation is possible in the near future. Corporations find themselves with little pricing power, further pressuring profit margins. Therefore, due to all the above factors, yields still have the potential to move lower in the period immediately ahead. In an environment where the Federal Reserve continues to provide liquidity to the market through their monetary policy tools, spread sectors (mortgages, corporate bonds, structured asset products) should perform well. Regarding non-US bonds, DRCM believes the global economic slowdown will prove beneficial to world bond markets in general, but continues to expect the U.S. to lead other major markets in terms of lower yields.

A NOTE ABOUT LEVERAGE

        An integral part of the Fund's strategy in the reporting period has been the use of financial leverage to generate more income and control the overall duration or interest rate sensitivity of the Fund. As most borrowing costs incurred by the Fund are tied to short term interest rates, the Fund enjoyed reduced costs and greater return as a result of the general decline in short-term rates. The Board of Directors has limited the amount of leverage (defined as the total market exposure divided by the total net assets) to 150%. At October 31, 2001, the Fund had total market exposure of $118,747,385 versus total net assets of $82,619,186 for a leverage ratio of 143.73%. The types of leveraged transactions in which the Fund engages allow the Fund to garner additional income by earning the spread between the yield of the underlying security and the level of short-term interest rates. DRCM has engaged in mortgage dollar rolls to produce leverage and periodically may enter into an interest rate swap agreement to manage financing costs. To limit the effect of leverage, the Fund has segregated a similar amount of high-quality, liquid assets.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Performance from Inception through October 31, 2001 (Unaudited)

        From its inception until October 31, 1999, the Fund operated under a mandate of investing primarily in high quality Australian debt securities. At the Fund's 1999 Annual Stockholders' Meeting, stockholders approved a broadening of the Fund's investment mandate to permit investment in countries and investment sectors where meeting the Fund's primary investment objective of high current income is considered to be the most attractive. The implementation of the Fund's new mandate began in early December 1999 and was substantially completed by October 31, 2000. The performance of the Fund has been measured, from November 1, 1999 forward, against the Lehman Brothers U.S. Universal Index, an index that represents the sectors in which the Fund is authorized to invest under its current mandate.

        The chart below demonstrates, for the period from inception through October 31, 1999, the total return performance of the Fund versus the relevant performance indices under its old investment mandate. For the period from November 1, 1999 through October 31, 2001, the chart reflects the Fund's total return performance versus the Lehman Brothers U.S. Universal Index. For the fiscal year ended October 31, 2001, the Fund achieved a return on market value of 10.98% as compared to the Lehman Brothers U.S. Universal index's return of 13.65%. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the Fund achieved an unannualized return of 7.96% for the period.

ANNUALIZED PERFORMANCE

                                                                                                          10          SINCE
                                                             1 YEAR        3 YEARS        5 YEARS        YEARS     INCEPTION*
Fund Market Value (1)                                        10.98%            11.47%          4.04%     5.67%        9.03%
Fund Net Asset Value (2)                                      7.96%             3.04%          1.36%     5.01%        9.31%
Salomon Brothers U.S. Gov't Bond Index (3)                   14.74%             6.99%          8.25%     7.94%        8.14%
Salomon Brothers Australian Gov't Bond Index (3)              7.56%            -1.27%          -.87%     4.88%       10.02%
Lehman Brothers U.S. Universal Index (4)                     13.65%              N/A            N/A       N/A          N/A

*   Fund commenced operations November 28, 1986.
(1) Based on market value per share and assumes reinvestment of all distributions at reinvestment plan prices.
(2) Based on net asset value per share and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
(3) The Salomon Brothers U.S. and Australian Government Indices are US$ based unmanaged indices.
(4) The Lehman Brothers U.S. Universal Index, like the Lehman Brothers Aggregate index, is modular and combines the core Lehman Aggregate Index with the following cap-weighted sub-sectors: High Yield, Emerging Market, Rule 144A, and Eurobond Dollar. The Index is broadly diversified by sector, but is concentrated in AAA-rated and government quality issues.

PLEASE REMEMBER THAT PAST PERFORMANCE MAY NOT BE INDICATIVE OF FUTURE RESULTS.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Performance from Inception through October 31, 2001 (Unaudited)

        The graph below reflects the change in value of an initial $10,000 investment in the Fund from its inception date through October 31, 2001 assuming reinvestment of all distributions.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (11/28/86 - 10/31/01)

       MARKET VALUE  N.A.V.
11/86       $10,000  $10,000
10/87        $9,165  $11,102
10/88       $14,679  $15,899
10/89       $15,010  $15,993
10/90       $14,664  $18,470
10/91       $20,969  $23,178
10/92       $21,388  $22,775
10/93       $23,363  $25,656
10/94       $23,776  $26,482
10/95       $27,518  $31,231
10/96       $30,144  $36,508
10/97       $30,029  $36,162
10/98       $26,276  $34,552
10/99       $26,943  $34,304
10/00       $32,786  $35,005
10/01       $36,387  $37,793

PLEASE REMEMBER THAT PAST PERFORMANCE MAY NOT BE INDICATIVE OF FUTURE RESULTS.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Invesment Income Summary (Unaudited)

                                  FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                   OCTOBER 31, 2001        OCTOBER 31, 2000
                                ----------------------  ----------------------
                                    %           $           %           $
                                ----------  ----------  ----------  ----------
AUSTRALIA/NEW ZEALAND                  0.4% $   38,482        16.1% $1,377,189
                                ----------  ----------  ----------  ----------
    Total Australia/New
     Zealand                           0.4%     38,482        16.1%  1,377,189
                                ----------  ----------  ----------  ----------
UNITED STATES
  High Yield                          24.5%  2,132,834        19.9%  1,697,482
  Government/Mortgage Backed          13.6%  1,181,503        13.9%  1,192,262
  Fee Income On Dollar Rolls           5.6%    488,002         4.1%    345,793
  Corporate Bonds                      2.1%    186,057         4.4%    378,648
  Cash & Other                         2.4%    211,493         1.3%    112,182
                                ----------  ----------  ----------  ----------
    Total United States               48.2%  4,199,889        43.6%  3,726,367
                                ----------  ----------  ----------  ----------
EMERGING MARKETS
  Russia                              11.9%  1,039,843         8.5%    726,023
  Brazil                              10.1%    873,762         9.2%    790,478
  Mexico                               8.1%    706,685         4.9%    416,894
  Argentina                            7.1%    619,445         4.3%    372,780
  Venezuela                            4.1%    352,171         4.5%    383,712
  Korea                                2.4%    203,908         1.6%    139,219
  Bulgaria                             1.8%    153,434         1.9%    164,233
  China                                1.6%    138,173          --          --
  Philippines                          1.3%    112,790         1.8%    152,789
  Ecuador                              0.9%     78,287          --          --
  India                                0.7%     64,187         0.2%     16,909
  Israel                               0.7%     61,277         0.1%      9,279
  Jamaica                              0.5%     46,628          --          --
  Colombia                             0.1%     12,632         0.1%      8,087
  Peru                                 0.1%      5,355         0.2%     14,606
  Turkey                                --          --         1.6%    138,286
  Indonesia                             --          --         0.7%     58,129
  Trindad & Tobago                      --          --         0.4%     32,656
  Panama                                --          --         0.3%     25,354
                                ----------  ----------  ----------  ----------
    Total Emerging Markets            51.4%  4,468,577        40.3%  3,449,434
                                ----------  ----------  ----------  ----------
    Total Fund's Investment
     Income                            100% $8,706,948         100% $8,552,990
                                ==========  ==========  ==========  ==========

 Dresdner RCM Global Strategic Income Fund, Inc.
 Portfolio of Investments
 October 31, 2001

FACE                                                                             % OF NET
AMOUNT        COUNTRY(1)               ISSUER                RATE     MATURITY    ASSETS        VALUE
---------------------------------------------------------------------------------------------------------
DEBT INVESTMENTS
                           EMERGING MARKETS BONDS                                  39.8%
  2,427,000       BG       Bulgaria FLIRB, Series A (2)      4.56%    07/28/12               $  1,965,870
    249,480       BG       Bulgaria IAB, Series PDI          4.56%    07/28/11                    195,530
    780,000       BR       CIA Petrolifera Marlim, 144A     12.25%    09/26/08                    760,500
  4,785,000       BR       Federal Republic of Brazil       12.25%    03/06/30                  3,540,900
  2,056,455       BR       Federal Republic of Brazil,
                            C Bond                           8.00%    04/15/14                  1,393,248
  1,152,000       CI       GH Water Suppy Holdings Ltd.,
                            144A                             7.00%    06/22/08                  1,019,520
  1,000,000       CI       Road King Infrastructure          9.50%    07/15/07                    980,000
    778,000       CO       Republic of Colombia             11.75%    02/25/20                    757,383
    503,000       EC       Republic of Ecuador               5.00%    08/15/30                    206,985
  3,513,000       EC       Republic of Ecuador, 144A         5.00%    08/15/30                  1,422,765
  1,170,000       IN       Reliance Industries, 144A        10.50%    08/06/46                  1,091,287
  1,065,000       JM       Government of Jamaica, 144A      11.75%    05/15/11                  1,116,919
    752,000       KR       Hanvit Bank, 144A                12.75%    03/01/10                    812,949
    655,000       KR       KIA Motors Corp., 144A            9.38%    07/11/06                    699,108
    650,000       MX       Corp Durango SA DE CV            13.13%    08/01/06                    585,000
    889,000       MX       Grupo Elektra SA DE CV           12.00%    04/01/08                    853,440
  3,465,000       MX       Mexican United States             9.88%    02/01/10                  3,837,488
    810,000       PH       National Power Corp.              9.63%    05/15/28                    599,400
  2,210,000       RU       Russia Federation                11.00%    07/24/18                  1,961,375
  4,660,000       RU       Russia Federation, 144A          12.75%    06/24/28                  4,671,650
  2,128,000       RU       Russia Federation, 144A           5.00%    03/31/30                  1,013,460
  4,333,280       VE       Republic of Venezuela,
                            Series DL DCB (2)                4.75%    12/18/07                  3,430,047
                                                                                             ------------
                                                                                               32,914,824
                                                                                             ------------
                           HIGH YIELD BONDS                                         3.8%
    150,000       BM       Flag Telecom Holding Ltd.        11.63%    03/30/10                     52,500
    350,000       BM       Global Crossing Holding Ltd.      9.63%    05/15/08                     59,500
    475,000       CA       IMAX Corp.                        7.88%    12/01/05                    142,500
    400,000       US       Canandaigua Brands, Series C      8.75%    12/15/03                    402,000
    500,000       US       CMS Energy Corp.                  7.50%    01/15/09                    488,125
    150,000       US       Elizabeth Arden Inc., 144A       11.75%    02/01/11                    142,125
    500,000       US       Fisher Scientific
                            International                    7.13%    12/15/05                    498,177
    300,000       US       McLeodUSA Inc. (2)                0.00%    03/01/07                     60,000
    750,000       US       Pioneer Natural Resource          9.63%    04/01/10                    845,100
    100,000       US       Primedia Inc., Series B           8.50%    02/01/06                     83,125
    200,000       US       Trico Marine Services,
                            Series G                         8.50%    08/01/05                    184,500
    200,000       US       United Rentals Inc., Series B     8.80%    08/15/08                    183,000

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Portfolio of Investments (continued)
 October 31, 2001

FACE                                                                             % OF NET
AMOUNT        COUNTRY(1)               ISSUER                RATE     MATURITY    ASSETS        VALUE
---------------------------------------------------------------------------------------------------------
DEBT INVESTMENTS (CONTINUED)
    100,000       US       XO Communication Inc., 144A       5.75%    01/15/09               $      7,000
                                                                                             ------------
                                                                                                3,147,652
                                                                                             ------------
                           MORTGAGE BACKED SECURITIES                              87.7%
    175,663       US       FHLMC Pool # P01086*              7.50%    11/01/30                    183,953
     49,081       US       FHLMC Pool # P36310*              7.50%    02/01/30                     51,398
    298,292       US       FHLMC Pool # C36453*              7.50%    02/01/30                    312,370
    161,408       US       FHLMC Pool # C37630*              7.50%    04/01/30                    169,026
     68,380       US       FHLMC Pool # C37703*              7.50%    04/01/30                     71,607
     13,130       US       FHLMC Pool # C37903*              7.50%    04/01/30                     13,750
    219,563       US       FHLMC Pool # C38826*              7.50%    06/01/30                    229,925
    133,321       US       FHLMC Pool # C39753*              7.50%    06/01/30                    139,614
  1,165,566       US       FHLMC Pool # C43071*              7.50%    10/01/30                  1,220,576
    381,267       US       FHLMC Pool # C43439*              7.50%    10/01/30                    399,261
     39,594       US       FHLMC Pool # C43519*              7.50%    10/01/30                     41,462
     55,728       US       FHLMC Pool # C44033*              7.50%    10/01/30                     58,358
    402,196       US       FHLMC Pool # C44219*              7.50%    11/01/30                    421,178
    735,668       US       FHLMC Pool # C44593*              7.50%    11/01/30                    770,388
    798,984       US       FNMA Pool # 512726*               7.50%    09/01/29                    841,161
    241,792       US       FNMA Pool # 517089*               7.50%    10/01/29                    254,555
    353,334       US       FNMA Pool # 517782*               7.50%    11/01/29                    371,986
  2,542,503       US       FNMA Pool # 520655*               7.50%    11/01/29                  2,676,718
  3,608,335       US       FNMA Pool # P535811*              6.50%    04/01/31                  3,715,909
    948,486       US       FNMA Pool # P535933*              6.50%    05/01/31                    976,762
  2,258,982       US       FNMA Pool # P596283*              6.50%    08/01/31                  2,326,327
  2,046,973       US       FNMA Pool # P600588*              6.50%    08/01/31                  2,107,998
  2,206,675       US       FNMA Pool # P611907*              6.50%    10/01/31                  2,272,462
  1,923,277       US       FNMA Pool # P601291*              6.50%    10/01/30                  1,980,615
  1,003,700       US       FNMA Pool # P609157*              6.50%    10/01/31                  1,033,623
  1,005,067       US       FNMA Pool # P612618*              6.50%    10/01/31                  1,035,031
 47,400,000       US       FNMA 30 Year TBA                  6.50%    02/01/29                 48,792,375
                                                                                             ------------
                                                                                               72,468,388
                                                                                             ------------
TOTAL DEBT INVESTMENTS (Cost $108,667,888)                                                    108,530,864
                                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Portfolio of Investments (continued)
 October 31, 2001

FACE                                                                             % OF NET
AMOUNT        COUNTRY(1)               ISSUER                RATE     MATURITY    ASSETS        VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                           SHORT-TERM SECURITIES                                   12.4%
  8,000,000       US       FHLB Discount Corp                0.00%    11/16/01               $  7,992,496
  2,225,000       US       FHLMC, Series RB*                 0.00%    11/08/01                  2,224,025
                                                                                             ------------
TOTAL SHORT-TERM INVESTMENT (Cost $10,214,848)                                                 10,216,521
                                                                                             ------------
TOTAL PORTFOLIO OF INVESTMENTS (Cost $118,882,736)                                143.7%      118,747,385
                                                                                             ------------
                           OTHER ASSETS LESS LIABILITIES                         (43.7)%     (36,128,199)
                                                                                             ------------
                           NET ASSETS                                             100.0%     $ 82,619,186
                                                                                             ============

Glossary of Terms:
        144A -- Security is purchased pursuant to Rule 144A of the Securities
                Act of 1933 and may be resold only to qualified institutional buyers. At October 31, 2001 these securities amounted to $12,757,283 or 15.44% of net assets.
        DCB -- Debt Conversion Bond
        FHLB -- Federal Home Loan Bank
        FHLMC -- Federal Home Loan Mortgage Corporation
        FLIRB -- Front Loaded Interest Reduction Bond
        FNMA -- Federal National Mortgage Association
        IAB -- Interest Arrears Bond
        TBA -- Settlement of mortgage backed securities is on a delayed delivery basis with the final maturity to be announced (TBA) in the future. At October 31, 2001, the value of the Fund's forward commitment purchase was $48,792,375.

(1) Country Code Legend:

         BG   --        Bulgaria
         BM   --        Bermuda
         BR   --        Brazil
         CA   --        Canada
         CI   --        China
         CO   --        Columbia
         EC   --        Ecuador
         IN   --        India
         JM   --        Jamaica
         KR   --        Korea
         MX   --        Mexico
         PH   --        Philippines
         RU   --        Russia
         US   --        United States
         VE   --        Venezuela

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Portfolio of Investments (continued)
 October 31, 2001

(2) Variable rate or step-up coupon security. Interest rate shown is the current rate in effect at October 31, 2001.

* All or a portion of these securities have been segregated to cover the Fund's leverage transactions.

The Fund's investments in securities at October 31, 2001 categorized by country:

                                                % OF NET ASSETS
                                         -----------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE      DEBT    AND OTHER    TOTAL
-------                         -------  --------  ----------  -------
Bulgaria                          BG        2.6%                 2.6%
Bermuda                           BM        0.1%                 0.1%
Brazil                            BR        6.9%                 6.9%
Canada                            CA        0.2%                 0.2%
China                             CI        2.4%                 2.4%
Colombia                          CO        0.9%                 0.9%
Ecuador                           EC        2.0%                 2.0%
India                             IN        1.3%                 1.3%
Jamaica                           JM        1.4%                 1.4%
Korea                             KR        1.8%                 1.8%
Mexico                            MX        6.4%                 6.4%
Philippines                       PH        0.7%                 0.7%
Russia                            RU        9.3%                 9.3%
United States                     US      103.5%     (43.7)%    59.8%
Venezuela                         VE        4.2%                 4.2%
                                          -----    -------     -----
TOTAL                                     143.7%     (43.7)%   100.0%
                                          =====    =======     =====

    The accompanying notes are an integral part of the financial statements.

                      (This page intentionally left blank)

 Dresdner RCM Global Strategic Income Fund, Inc.
 Statement of Assets and Liabilities

                                                    OCTOBER 31, 2001
                                                    ----------------
ASSETS:
  Investments, at value (cost $118,882,736)           $118,747,385
  Cash and cash equivalents                             11,187,728
  Receivable for securities sold                           613,736
  Interest receivable                                    1,112,935
                                                      ------------
      Total Assets                                     131,661,784
                                                      ------------
LIABILITIES:
  Payables:
    Investments purchased                                  352,658
    Delayed delivery investments purchased              48,185,063
  Accrued expenses:
    Investment advisory fees                                47,709
    Directors' fees and expenses                            14,622
    Tender and merger expenses                             169,647
    Audit and tax services                                  55,878
    Proxy expenses                                          55,380
    Other accrued expenses                                  89,923
  Deferred fee income on dollar rolls                       71,718
                                                      ------------
      Total Liabilities                                 49,042,598
                                                      ------------
NET ASSETS                                            $ 82,619,186
                                                      ============

NET ASSETS:
  Net Assets were comprised of:
    Common stock, at $0.001 par                       $     11,955
    Paid-in capital                                     86,987,074
                                                      ------------
                                                        86,999,029
  Accumulated distribution in excess of net
   investment income                                      (593,667)
  Accumulated net realized loss on investment and
   foreign currency transactions                        (3,651,389)
  Net unrealized depreciation on investments              (134,787)
                                                      ------------
  NET ASSETS                                          $ 82,619,186
                                                      ============
  Shares of common stock issued and outstanding         11,954,566
                                                      ------------
  Net asset value per share                           $       6.91
                                                      ============

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Statement of Operations

                                                    FISCAL YEAR ENDED
                                                    OCTOBER 31, 2001
                                                    -----------------
NET INVESTMENT INCOME
  Investment Income:
    Interest and discount earned                       $ 8,218,946
    Fee income on dollar rolls                             488,002
                                                       -----------
      Total investment income                            8,706,948
                                                       -----------
  Expenses:
    Investment advisory fees                               597,586
    Tender and merger expenses                             562,930
    Custodian fees                                         151,832
    Directors' fees and expenses                           162,570
    Legal fees                                             164,038
    Proxy expenses                                         128,094
    Audit and tax services                                  91,759
    Postage fees                                             9,190
    Stock exchange listing fee                              59,554
    Shareholder reports                                     62,482
    Transfer agent fees                                     52,453
    Insurance fees                                           1,486
    Subscriptions                                            8,563
    Registration fees                                        2,200
    Miscellaneous expenses                                  16,019
                                                       -----------
      Total operating expenses                           2,070,756
                                                       -----------
        Net Investment Income                            6,636,192
                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
  Net realized loss on:
    Investment transactions                             (4,254,116)
    Foreign currency transactions                       (2,448,553)
                                                       -----------
      Total net realized loss                           (6,702,669)
                                                       -----------
  Change in unrealized appreciation on:
    Investments                                          6,687,923
    Foreign currency translations and interest
     rate swap                                              14,004
                                                       -----------
      Total net change in unrealized appreciation        6,701,927
                                                       -----------
        Net realized and unrealized loss on
         investments and foreign currencies                   (742)
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                            $ 6,635,450
                                                       ===========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Statement of Changes in Net Assets

                                             FISCAL YEAR ENDED
                                                OCTOBER 31,
                                          ------------------------
                                             2001         2000
                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                   $ 6,636,192  $ 7,269,550
  Net realized loss on investments and
   foreign currency transactions           (6,702,669)  (4,490,760)
  Change in unrealized appreciation
   (depreciation) on investments,
   foreign currency translations, and
   interest rate swaps                      6,701,927     (945,347)
                                          -----------  -----------
  Net increase in net assets resulting
   from operations                          6,635,450    1,833,443
                                          -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (337,846)          --
  From net realized gain on investments
   and foreign currency transactions               --   (1,739,111)
  From return of capital                   (8,269,442)  (7,286,587)
                                          -----------  -----------
  Net decrease in net assets resulting
   from distributions to shareholders      (8,607,288)  (9,025,698)
                                          -----------  -----------
    Total decrease in net assets           (1,971,838)  (7,192,255)
NET ASSETS
  Beginning of period                      84,591,024   91,783,279
                                          -----------  -----------
  End of period*                          $82,619,186  $84,591,024
                                          ===========  ===========
--------------------------------
* Includes distributions in excess of
 net investment income.                   $  (593,667) $  (288,426)
                                          ===========  ===========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Statement of Cash Flows

                                                         FISCAL
                                                       YEAR ENDED
                                                    OCTOBER 31, 2001
                                                    ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Investment income received                         $   9,178,285
  Operating expenses paid                               (1,846,998)
  Purchase of investments*                            (659,373,943)
  Proceeds from dispostion of investments*             669,116,606
                                                     -------------
  Net cash provided by operating activities             17,073,950
                                                     -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from dollar roll transactions               431,225
  Dividends paid from net investment income               (337,846)
  Dividends paid from return of capital                 (8,269,442)
                                                     -------------
  Net cash used in financing activities                 (8,176,063)
                                                     -------------
  Net increase in cash                                   8,897,887
  Cash and equivalents at beginning of year              2,289,841
                                                     -------------
  Cash and equivalents at end of year                $  11,187,728
                                                     =============
RECONCILIATION OF RESULTS FROM OPERATIONS TO NET
 CASH PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from
   operations                                            6,635,450
  Decrease in investments                                7,034,204
  Net realized loss on investments                       6,702,669
  Net unrealized appreciation on investments            (6,701,927)
  Change in:
    Receivable for investments sold                     79,667,182
    Interest receivable                                    959,339
    Payable for investments purchased                  (77,449,956)
    Accrued expenses                                       216,645
    Other assets and liabilities                            10,344
                                                     -------------
  Net cash provided by operating activities          $  17,073,950
                                                     =============

--------------------------------

* Purchases and proceeds include investment traded on a forward commitment basis that are not included in the Fund's portfolio turnover rate.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Financial Highlights

                                                    FISCAL YEARS ENDED OCTOBER 31,
                                  ------------------------------------------------------------------
                                     2001          2000          1999          1998          1997
                                  ----------    ----------    ----------    ----------    ----------
PER SHARE DATA:(1)
  Net asset value at beginning
   of period                       $   7.08      $   7.68      $   8.37      $   9.51      $  10.41
                                   --------      --------      --------      --------      --------
  Net investment income                0.55          0.61          0.44          0.53          0.72
  Net realized and unrealized
   loss on investments and
   foreign currencies                    --         (0.45)        (0.49)        (0.97)        (0.82)
                                   --------      --------      --------      --------      --------
  Total increase (decrease)
   from operations:                    0.55          0.16         (0.05)        (0.44)        (0.10)
                                   --------      --------      --------      --------      --------
  Distribution to
   shareholders:
  From net investment income          (0.03)           --         (0.43)        (0.54)        (0.78)
  From net realized gains on
   investment and foreign
   currency transactions                            (0.15)        (0.21)        (0.16)        (0.03)
  From return of capital              (0.69)        (0.61)           --            --            --
                                   --------      --------      --------      --------      --------
      Total distributions to
       shareholders                   (0.72)        (0.76)        (0.64)        (0.70)        (0.81)
                                   --------      --------      --------      --------      --------
  Offering expenses charged to
   capital                               --            --            --            --          0.01
                                   --------      --------      --------      --------      --------
  Net decrease in net asset
   value                              (0.17)        (0.60)        (0.69)        (1.14)        (0.90)
                                   --------      --------      --------      --------      --------
  NET ASSET VALUE AT END OF
   PERIOD                          $   6.91      $   7.08      $   7.68      $   8.37      $   9.51
                                   ========      ========      ========      ========      ========
  Per share market value at
   end of period                   $  6.700      $  6.688      $  6.188      $  6.625      $  8.313
                                   ========      ========      ========      ========      ========
  TOTAL INVESTMENT RETURN (2)         10.98%        21.69%         2.56%       (12.50)%       (0.38)%
                                   ========      ========      ========      ========      ========
  Net asset value return (3)           7.96%         2.05%        (0.72)%       (4.45)%       (0.95)%
                                   ========      ========      ========      ========      ========
  Net assets at end of period
   (in 000's)                      $ 82,619      $ 84,591      $ 91,783      $100,047      $113,639
                                   ========      ========      ========      ========      ========
  Number of shares outstanding
   at end of period (in 000's)       11,955        11,955        11,955        11,955        11,955
                                   ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
  Operating expenses                   2.43%(4)      1.45%         1.36%         1.21%         1.14%
                                   ========      ========      ========      ========      ========
  Net investment income                7.77%(5)      8.20%         5.38%         6.25%         7.21%
                                   ========      ========      ========      ========      ========
  Portfolio turnover (6)              47.01%       142.64%(7)     46.08%        37.05%        26.67%
                                   ========      ========      ========      ========      ========

------------------------------------

(1)  Calculated on average shares outstanding.
(2) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices, assuming full subscription by shareholder.
(3) Based on net asset value per share, adjusted for reinvestment of distributions at ex-dividend date net asset value, assuming full subscription by shareholder.
(4) Ratio of total expenses to average net assets excluding tender and merger related expenses is 1.77%.
(5) Ratio of net investment income to average net assets excluding tender and merger related expenses is 8.43%.
(6) Portfolio turnover does not include investments traded on a forward commitment basis.
(7) Turnover rate higher than prior periods due to the change in investment mandate.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Notes to Financial Statements
 October 31, 2001

        Dresdner RCM Global Strategic Income Fund, Inc. (formerly Kleinwort Benson Australian Income Fund, Inc.) (the "Fund" or "DSF") was incorporated in Maryland on August 12, 1986 and is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended. On October 29, 1999, the stockholders of the Fund approved a change in the Fund's investment mandate to eliminate the requirement that the Fund invest primarily in Australian debt securities and to permit the Fund to invest in a broad range of fixed-income investment sectors as well as derivatives on a global basis. In connection with the Fund's new investment mandate, the Fund now trades under the ticker symbol DSF.

1. ACCOUNTING POLICIES

        The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

a. BASIS OF PRESENTATION:

        The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the U.S. dollar as both the functional and reporting currency. (For tax purposes the Fund uses U.S. dollar as its functional currency. Under its old mandate, the Fund previously held investments in a qualified business unit that used the Australian dollars as the functional currency -- see TAXES.) The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates. At October 31, 2001 the Fund did not hold any Australian securities.

b. INVESTMENT VALUATION:

        Investment securities are stated at market value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

        Short-term securities, which mature in more than 60 days, are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

c. FOREIGN CURRENCY TRANSLATION:

        The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars ("US$") on the following basis:

         (i) market value of investment securities and other assets and liabilities -- at the current prevailing rate of exchange at the date of valuation.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Notes to Financial Statements
 October 31, 2001

1. ACCOUNTING POLICIES (CONTINUED)

         (ii) purchases and sales of investment securities and income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

        The investment securities of the Fund denominated in foreign currencies are presented at the foreign exchange rates and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period.

        The foreign currency transactions element of net realized gains or losses represents net foreign exchange gains or losses from the disposition of portfolio securities, foreign currencies, swaps, and forward currency contracts and net currency gains or losses realized between the trade and settlement dates on security transactions between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The foreign currency denominated assets and liabilities element of the change in unrealized appreciation or depreciation represents the change in the value of portfolio securities, foreign currencies, swaps, and other assets and liabilities arising as a result of changes in foreign exchange rates.

d. MARKET AND CURRENCY RISK:

        Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. The abilities of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a particular country.

e. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

        Investment security transactions are recorded on the trade date. Realized and unrealized gains and losses on investments and foreign currencies are calculated on the identified cost basis. Interest income is recorded on the accrual basis and interest receivable is reflected in the Statement of Assets and Liabilities net of accrued withholding taxes. Premiums and discounts on debt securities are amortized over the life of the security.

f. FORWARD COMMITMENTS:

        The Fund enters into dollar rolls in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the period on these transactions was $488,002. At October 31, 2001, there were $48,185,063 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

 Dresdner RCM Global Strategic Income Fund, Inc.
 Notes to Financial Statements
 October 31, 2001

1. ACCOUNTING POLICIES (CONTINUED)

g. SWAPS:

        The Fund may enter into interest rate swaps for investment, hedging and risk management purposes in an effort to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Interest rate swaps involve the exchange of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of commitments to pay or receive interest based on that country's inter-bank offered rate versus the U.S. rate. Total return swaps involve the exchange of commitments to pay or receive an amount, at termination, based upon the return of a particular index. If forecasts of interest rates and other market factors, including those that may impact the indices of the total return swaps, are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty may default. At October 31, 2001 there were no swap contracts outstanding.

h. LEVERAGE:

        Forward sale commitments, dollar rolls, swaps and other transactions may involve leverage. Transactions that are financed by the Fund result in financial leverage that the Fund uses to manage income and duration exposures of the Fund. The use of leverage increases the overall duration risk of the Fund, and an increased sensitivity to short-term interest rates. The Board of Directors has adopted an internal policy limiting the Fund's use of leverage to no more than 50% of total assets less all liabilities and indebtedness other than borrowings. At October 31, 2001 the Fund had total leverage of $48,185,063. In order to reduce leverage, the Fund segregated $25,900,040 in high credit quality, liquid investments against outstanding obligations, resulting in $22,285,023 of net leverage.

i. DIVIDENDS AND DISTRIBUTIONS:

        The Fund declares and pays dividends of net investment income on a monthly basis. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions are recorded on their ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require a reclassification.

        The Fund accounts for and reports distributions to shareholders in accordance with the Statement of Position 93-2: "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the year ended October 31, 2000 was to decrease undistributed net investment income by $6,731,840 and increase undistributed capital gain by $4,885,541 and increase paid in capital by $1,846,299. The adjustments are primarily attributable to re-designation of foreign currency gains/losses for tax purposes. Net investment income, net realized gains and net assets of the Fund

 Dresdner RCM Global Strategic Income Fund, Inc.
 Notes to Financial Statements
 October 31, 2001

1. ACCOUNTING POLICIES (CONTINUED)

were not affected by these changes. For the year ended October 31, 2001, applying this statement decreases undistributed net investment income by $6,603,587 and increases undistributed capital gain by $3,055,390 and increases paid in capital by $3,548,197.

j. TAXES:

        For Federal income tax purposes, the Fund's transactions are accounted for using U.S. dollars as the functional currency. Under its old mandate, the Fund previously held investments in a qualified business unit that used Australian dollar ("A$") as the functional currencies. During fiscal year 2001 repatriation of A$14,760,682 to US$7,788,172 resulted in currency losses used to offset investment income, which in turn caused substantially all of fiscal year 2001 distributions to become return of capital for tax purposes. For the year ended October 31, 2001, the currency losses have offset investment income and will likely make substantially all of the distributions through October 31, 2001 a return of capital for tax purposes.

        No provision has been made for U.S. income taxes because it is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute, within allowable time limits, all of its taxable income to shareholders. Australia imposes a withholding tax of 10% on most interest and discount earned.

2. AGREEMENTS

        Pursuant to an investment advisory agreement between the Fund and Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund pays investment advisory fee based on weekly average net assets of 0.70% annually for assets up to $100 million and 0.65% annually thereafter. The fees are computed weekly and paid monthly to Dresdner RCM. For the year ended October 31, 2001 the Fund paid total advisory fees of $597,586.

        A subadvisory agreement with Kleinwort Benson Investment Management Americas Inc. ("KBIMA"), pursuant to which Dresdner RCM paid to KBIMA a percentage of Dresdner RCM's investment advisory fees equal to the percentage of the Fund's net assets sub-advised by KBIMA, was discontinued effective
November 30, 2000.

        No principal, officer or employee of the investment manager or any affiliate thereof will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its "not interested" directors an annual fee of $3,000 plus $2,000 for each meeting attended.

3. PORTFOLIO TRANSACTIONS

        Purchases and proceeds from sales of securities, other than obligations of the U.S. government and it's agencies, short-term securities, dollar rolls and forward commitments for the year ended October 31, 2001, aggregated $36,124,751 and $53,508,194, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, other than short-term securities, dollar rolls and forward commitments for the year ended October 31,

 Dresdner RCM Global Strategic Income Fund, Inc.
 Notes to Financial Statements
 October 31, 2001

3. PORTFOLIO TRANSACTIONS (CONTINUED)

2001, aggregated $29,603,422 and $11,468,698, respectively. At October 31, 2001, the aggregate cost of investments for federal income tax purposes was $119,236,752. Gross unrealized appreciation and depreciation of investments aggregated $1,707,693 and ($2,197,060), respectively, resulting in net unrealized depreciation of ($489,367) at October 31, 2001.

4. CAPITAL STOCK

        There are 100 million shares of common stock ($0.001 par value) authorized and 11,954,566 such shares outstanding. There were no transactions in the Fund's capital stock for the year ended October 31, 2001.

5. SUBSEQUENT EVENT

a. DSF TENDER OFFER AND MERGER WITH THE RCM STRATEGIC GLOBAL GOVERNMENT FUND,
INC.

        On November 20, 2001, shareholders of DSF approved the merger of DSF with and into RCM Strategic Global Government Fund, Inc. ("RCS") as contemplated by an Agreement and Plan of Merger and Contingent Liquidation (the "Merger Agreement"), pursuant to which DSF will be merged with and into RCS and all shares of common stock of DSF at the effective date of the merger will automatically be converted into shares of common stock of RCS.

        The merger will be consummated following the completion of a tender offer by DSF to repurchase up to 50% of its shares outstanding on August 2, 2001, the date the Merger Agreement was signed, at a price per share equal to 99.5% of DSF's per share net asset value at the expiration of the tender offer. The tender offer commenced on December 6, 2001 and will terminate on January 4, 2002, unless the tender offer is extended. If more than 75% of the DSF shares outstanding are tendered, or the discount at which RCS shares are trading during the five trading days immediately preceding and including the expiration date at the termination of the tender offer is more than 15 percentage points greater than that for DSF shares, the merger with RCS will be abandoned and DSF will instead be liquidated in an orderly fashion and the proceeds distributed to stockholders. The consummation of the merger is also subject to certain other conditions, as set forth in the Merger Agreement.

 Dresdner RCM Global Strategic Income Fund, Inc.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dresdner RCM Global Strategic Income Fund, Inc.

        In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Dresdner RCM Global Strategic Income Fund, Inc. (the "Fund") at October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years in period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2001

 Dresdner RCM Global Strategic Income Fund, Inc.
 Dividend Reinvestment and Cash Purchase Plan
 (Unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

        The Fund offers to shareholders a Dividend Reinvestment Plan, which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount for market price, on valuation date. The Plan also includes a Cash Purchase option, which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

        The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

        If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

Dresdner RCM Global Strategic Income Fund, Inc.
 2001 Annual Stockholders' Meeting Results
 (Unaudited)

        The following matters were submitted to a vote of stockholders at the Fund's 2001 Annual Meeting of Stockholders held on November 20, 2001:

To approve an Agreement and Plan of Merger and Contingent Liquidation, pursuant to which DSF would be merged with and into RCS and all outstanding shares of common stock of DSF would automatically be converted into shares of common stock of RCS, but if certain contingencies occur, the Merger woud be abandoned and DSF would be liquidated and dissolved.

For (7,226,399)    Against (164,636)   Abstain (51,482)   Del N-vote (3,814,090)

To approve a new investment advisory agreement between DSF and Dresdner RCM Global Investors LLC.

For (10,688,159)                Against (498,750)               Abstain (69,699)

To elect the following individuals to the Board of Directors:

James J. Foley                 For (10,739,628)               Withheld (516,980)

Jeffrey S. Rudsten              For (10,736,715)              Withheld (519,893)

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